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                                                                    Exhibit 99.1


    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, I, the undersigned Chief Executive Officer of LSB Bancshares, Inc. (the "Company"), hereby certify that the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Dated:  August 13, 2002                        /s/ Robert F. Lowe
                                           ------------------------------------
                                                   ROBERT F. LOWE
                                           CHAIRMAN OF THE BOARD, PRESIDENT AND
                                                CHIEF EXECUTIVE OFFICER